Investor Presentation May 2023 Ocean House La Jolla, CA Ocean House (pictured), as well as 707 Leahy and One Ardmore Place, were recognized in Q1 2023 as Top 100 Multifamily Properties as part of the Kingsley Excellence Awards Exhibit 99.1

Since 2019, AIR leads Coastal peers in revenue and NOI growth, and in the conversion of revenue to Free Cash Flow In 2023, AIR is expected to lead all peers in these metrics AIR’s distinctive business model provides for peer-leading results Same Store NOI Growth (%)(1) Free Cash Flow Growth (%)(1)(2) Same Store Revenue Growth (%)(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA. Free Cash Flow (“FCF”) defined as Same Store NOI less Net Property Management and G&A Expense, and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store portfolio. Comparison with peers is made difficult by differences in business models and accounting, and exact numbers are false precision. This metric is intended to observe that highest operating margins and lowest G&A result in superior conversion of Same Store Revenue to Free Cash Flow. AIR Coastal Peers Sunbelt Peers

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

① Peer-leading[1] Same Store performance

- **Sustained revenue growth across cycles**
- COE is flat despite an inflationary environment
- Highest NOI and FCF margins

② Accretive external growth

- Improves portfolio quality
- Increases AIR's rate of growth

③ Attractive Run-Rate[2] FFO growth

- 2021 to 2023 trajectory
- Future expectations

Year-Over-Year Same Store Revenue Growth (%)[1]



2020
2021
2022
2023E Guidance
AIR
Coastal Peers
Sunbelt Peers
-2.4%
-3.0%
1.8%
1.7%
-2.4%
4.9%
10.2%
11.0%
12.4%
8.0%
5.4%
6.0%

Outperformed Coastal peers through COVID disruption

On track to outperform all peers in 2023

- **AIR attracts high-quality residents with high incomes and strong credit**
- **Our residents:**
  - Prefer stable communities and compatible neighbors;
  - Value stable onsite teams;
  - Can afford higher rents (including property upgrades); and
  - Reduce cost for AIR through high propensity to renew
- **Results are visible in AIR's (i) peer-leading[1] retention levels and (ii) "world class" customer satisfaction levels**
  - TTM resident retention of 61.9%
  - Recognition as a Kingsley Excellence Elite Five multifamily company and winner of the 2023 Kingsley Excellence Awards for customer service

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Run-Rate FFO excludes earnings related to the Aimco note receivable and its repayment in 2022.

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

① **Peer-leading[1] Same Store performance**

- Sustained revenue growth across cycles
- **COE is flat despite an inflationary environment**
- Highest NOI and FCF margins

② **Accretive external growth**

- Improves portfolio quality
- Increases AIR's rate of growth

③ **Attractive Run-Rate FFO growth**

- 2021 to 2023 trajectory
- Future expectations

Peer-Leading[1] in Cost Control

13+ year track record of *flat* compounded growth in COE

Driven by productivity gains

5-Year COE CAGR (%)[2]


AIR
Coastal Peers
Sunbelt Peers
0.1%
2.2%
3.3%

1-Year COE CAGR (%)[2]


-0.1%
4.8%
6.3%

20 bps *decline* in COE in Q1 2023 compared to a peer average *increase* of 640 bps

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Controllable operating expense ("COE") defined as total same-store operating expenses less taxes, insurance, and utilities. Peer analysis based on reported full year financials for 2017-2022.

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

1. **Peer-leading[1] Same Store performance**
   - Sustained revenue growth across cycles
   - COE is flat despite an inflationary environment
   - **Highest NOI and FCF margins**
2. **Accretive external growth**
   - Improves portfolio quality
   - Increases AIR's rate of growth
3. **Attractive Run-Rate FFO growth**
   - 2021 to 2023 trajectory
   - Future expectations

NOI Margin & Cash Flow Conversion

Peer-leading[1] NOI margins for over 20+ consecutive quarters

Low G&A at less than 15 bps of GAV

2022 Same Store NOI Margin (%) | 2022 Free Cash Flow Conversion (%)[2]


AIR
Coastal Peers
Sunbelt Peers
74.4%
69.5%
65.2%
66.8%
62.2%
58.2%

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Free Cash Flow ("FCF") defined as Same Store NOI less Net Property Management and G&A Expense, and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store portfolio. Comparison with peers is made difficult by differences in business models and accounting, and exact numbers are false precision. This metric is intended to observe that highest operating margins and lowest G&A result in superior conversion of Same Store Revenue to Free Cash Flow.

4

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

① **Peer-leading[(1)] Same Store performance**

- Sustained revenue growth across cycles
- COE is flat despite an inflationary environment
- Highest NOI and FCF margins

② **Accretive external growth**

- **Improves portfolio quality**
- Increases AIR's rate of growth

③ **Attractive Run-Rate FFO growth**

- 2021 to 2023 trajectory
- Future expectations

Portfolio Enhanced by Peer-Leading[(1)] Capital Recycling

~41% of GAV (~$4.1B) recycled since Separation

Average revenue per unit of $2,742, up 22% since Separation

3rd highest average revenue per unit, 8.4% above peer average[(1)]


AIR Capital Allocated to Acquisitions (%)
High Growth
Stabilized
100%
8%
92%
14%
86%
17%
83%
2020
2021
2022
Q1 2023

Increasing the allocation of capital to acquisitions has resulted in accelerated rate of NOI growth and FFO accretion

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

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AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

1. Peer-leading[(1)] Same Store performance
   - Sustained revenue growth across cycles
   - COE is flat despite an inflationary environment
   - Highest NOI and FCF margins
2. Accretive external growth
   - Improves portfolio quality
   - **Increases AIR's rate of growth**
3. Attractive Run-Rate FFO growth
   - 2021 to 2023 trajectory
   - Future expectations

Increased Rate of Growth is Visible in 2023 Performance

Acquisition NOI anticipated to grow at rates ~2-3x market levels in years two to four, before reverting to stabilized Same Store trends

Class of 2021: Contribution to Q1 2023 SSNOI Growth[(2)]


27.3%
11.4%
12.7%
Class of 2021
Same Store (excl. Class of 2021)
Same Store

Class of 2021

- Now in Same Store; 27.3% NOI growth in Q1 2023
- Projected to contribute ~1% to Same Store NOI growth in 2023

Class of 2022

- Generated sequential revenue growth of 5.5% in its first comparable full quarter of performance

Class of 2023

- ADO increased by 120 bps above underwriting in first 90-days of AIR ownership

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Class of 2021 acquisitions defined as City Center on 7th, North Park, Huntington Gateway, Vaughan Place, and Residences at Capital Crescent Trail. Class of 2022 acquisitions defined as the Reserve at Coconut Point, Watermarc at Biscayne Bay, Willard Towers, and The District at Flagler Village. Class of 2023 acquisitions defined as Southgate Towers.

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AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

① **Peer-leading[1] Same Store performance**

- Sustained revenue growth across cycles
- COE is flat despite an inflationary environment
- Highest NOI and FCF margins

② **Accretive external growth**

- Improves portfolio quality
- Increases AIR's rate of growth

③ **Attractive Run-Rate[2] FFO growth**

- **2021 to 2023 trajectory**
- Future expectations

Run-Rate FFO per Share[2]

2023 FFO (at the mid-point) guidance reflects ~10% growth over run-rate in 2022, which compares to peer average FFO growth of ~4%



Annual Run-Rate FFO per Share(2)
$ 1.97
+11.2%
$ 2.19
+10.0%
$ 2.41
2021 Run-Rate
2022 Run-Rate
2023 Guidance (Mid-point)

Impact on Leverage

- **Q1 2023 Net Leverage to EBITDAre temporarily elevated, and expected to revert to 5.9x by year-end through:**
  - Planned property sales will reduce leverage by $50M
  - Second half 2023 FFO growth, directly increasing EBITDA and decreasing leverage

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Run-Rate FFO excludes earnings related to the Aimco note receivable and its repayment in 2022.

7

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

① **Peer-leading[1] Same Store performance**

- Sustained revenue growth across cycles
- COE is flat despite an inflationary environment
- Highest NOI and FCF margins

② **Accretive external growth**

- Improves portfolio quality
- Increases AIR's rate of growth

③ **Attractive Run-Rate FFO growth**

- 2021 to 2023 trajectory
- **Future expectations**

Looking Forward…

Annualization of 2H 2023 FFO (at the mid-point of guidance) would result in FFO per share of $2.58

Growth rate of ~7% above 2023 forecasted results (at the mid-point)

For reference, every incremental 1% of NOI equates to ~$0.03 of FFO per share on an annualized basis

FFO Growth Assuming 2H 2023 Annualization


$ 2.41
2H 2023: $1.29
1H 2023: $1.12
+7%
$ 2.58
2023 FFO per Share Guidance (@ Mid-Point)
2H 2023 Annualized FFO per Share

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

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Appendix One Ardmore Ardmore, PA

Free Cash Flow (“FCF”) defined as Same Store NOI less Net Property Management and G&A Expense, and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store portfolio. Comparison with peers is made difficult by differences in business models and accounting, and exact numbers are false precision. This metric is intended to observe that highest operating margins and lowest G&A result in superior conversion of Same Store Revenue to Free Cash Flow. AIR Communities Coastal Peers Sunbelt Peers Calculation of Same Store Revenue to Free Cash Flow Conversion %(1)

Forward-Looking Statements / Non-GAAP Measures This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically forecasts of 2023 results, including but not limited to: Pro forma FFO and selected components thereof; AIR’s ability to maintain current or meet projected occupancy, rental rate, and property operating results; operating performance of acquisition communities; expectations regarding dispositions and the use of proceeds thereof; expectations regarding acquisitions; and liquidity and leverage metrics. We caution investors not to place undue reliance on any such forward-looking statements. These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties. Risks and uncertainties that could cause actual results to differ materially from our expectations include, but are not limited to, real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which we operate and competition for residents in such markets; national and local economic conditions, including inflation, the pace of job growth and the level of unemployment; the timing and effects of acquisitions and dispositions; changes in operating costs, insurance risks, including the cost of insurance, and those described from time to time in filings by AIR with the Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in Item 1A of AIR’s Annual Report on Form 10-K for the year ended December 31, 2022, and the “Risk Factors” section of registration statements filed with the Securities and Exchange Commission. Readers should carefully review AIRs financial statements and the notes thereto, as well as the documents AIR files from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements reflect management’s judgment as of this date, and AIR assumes no obligation to revise or update them to reflect future events or circumstances.